Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Servotronics, Inc. (the “Company”), on Form 10-Q for the period ended September 30, 2018, I hereby certify solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934, and

2.	The information contained in the quarterly report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2018

/s/ Kenneth D. Trbovich, Chief Executive Officer
Kenneth D. Trbovich
Chief Executive Officer